GOLDMAN SACHS TRUST

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated July 31, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated February 28, 2017, each as supplemented to date

Effective immediately, Raymond Chan will serve as an additional portfolio manager for the Fund.

Accordingly, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Income Builder Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Ron Arons, Managing Director, has managed the Fund since 2013; Collin Bell, Managing Director, has managed the Fund since 2016; David Beers, Vice President, has managed the Fund since 2012; Daniel Lochner, Managing Director, has managed the Fund since 2016; Charles “Brook” Dane, Vice President, has managed the Fund since 2016; and Raymond Chan, CFA, Managing Director, has managed the Fund since 2017.

The following replaces in its entirety the first paragraph under the “Service Providers—Fund Managers” section of the Prospectus:

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios. With respect to the Income Builder Fund, Raymond Chan, CFA, has joint responsibility for asset allocation decisions and is not responsible for security selection.

The following subsection is added to the “Service Providers—Fund Managers—Income Builder Fund” section of the Prospectus:

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raymond Chan, CFA Managing Director	Portfolio Manager— Income Builder Fund (Asset Allocation)	Since 2017	Mr. Chan is a senior portfolio manager and head of the Markets team within the GPS Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

DIVFOPMCHG 07-17